                                                                    EXHIBIT 10.1


                               PHARMACYCLICS, INC.
                         COMMON STOCK PURCHASE AGREEMENT


         This Common Stock Purchase Agreement (the "Agreement") is made as of November 11, 1996, by and among Pharmacyclics, Inc., a Delaware corporation (the "Company") with its principal office at 995 East Arques Avenue, Sunnyvale, California 94086, and the persons listed on the Schedule of Purchasers attached hereto as Schedule I (the "Purchasers").


                       1. Authorization and Sale of Units

         1.1 Authorization. The Company has authorized the issuance and sale pursuant to this Agreement of 580,000 shares of the Common Stock, par value $0.0001 per share (the "Common Stock"), of the Company.

         1.2 Sale of Common Stock. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, the number of shares of Common Stock set forth opposite each Purchaser's name on Schedule I for a price per share equal to $14.00.


                            2. Closing Date; Delivery

         2.1 Closing Date. The closing of the purchase and sale of the shares of Common Stock (the "Closing") shall be held at the offices of Brobeck, Phleger & Harrison, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California at 10:00 a.m. Pacific Daylight Time, on November 15, 1996 or at such other time and place upon which the Company and the Purchasers purchasing in the aggregate more than half of the shares of Common Stock sold hereunder shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

         2.2 Delivery. At the Closing, the Company will deliver to each Purchaser certificates, registered in the Purchaser's name as shown on Schedule I, representing the number of shares of Common Stock to be purchased by each such Purchaser. Such delivery shall be against payment by each Purchaser of the aggregate purchase price therefor (the "Purchase Price") by wire transfer to the Company's bank account. The Purchase Price payable by each Purchaser shall be as set forth on Schedule I opposite each Purchaser's name.


                3. Representations and Warranties of the Company

         The Company represents and warrants to the Purchasers as of the Closing Date as follows:

         3.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state with all requisite corporate power and authority to own, operate and lease its properties and conduct its business as presently conducted. The Company is qualified to do business as a foreign corporation and is in good standing in the State of California and in each other state of the United States where its failure to do so would have a material adverse effect on its business as presently conducted. The Company holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business.

         3.2 Corporate Power; Authorization. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to issue and sell the shares of the Common Stock and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally. The execution and delivery of this Agreement does not, and the performance of this Agreement and the compliance with the provisions hereof, and the issuance, sale and delivery of the shares of Common Stock by the Company will not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, the Certificate of Incorporation or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or instrument which the Company is required to file as an Exhibit to its Form 10-K.

         3.3 Issuance and Delivery of the Shares of Common Stock. The shares of Common Stock, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and delivery of the shares of Common Stock is not subject to preemptive or any other similar rights of the stockholders of the Company or any liens or encumbrances.

         3.4 SEC Documents; Financial Statements. The Company has provided the Purchasers with the Company's Annual Report on Form 10-K for the year ended June 30, 1996, which is a true and complete copy of such document as filed by the Company with the Securities and Exchange Commission (the "SEC"). The Company has filed all documents (the "SEC Documents") that the Company was required to file with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement, and all of such documents conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder as of their respective filing dates. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments that are not in the aggregate material).

         3.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states in which shares of Common Stock are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the filing of the Nasdaq National Market Notification Form with the Nasdaq National Market, and (c) the filing of Form 10-C with the SEC.

         3.6 No Material Adverse Change. Except as otherwise disclosed herein, since June 30, 1996, there have not been:

                    (a) Any changes in the financial condition or results of operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse;


                                       2.

                    (b) Any material increase in indebtedness for borrowed money, current liabilities or total liabilities (whether absolute, accrued, contingent or otherwise) incurred by the Company, except for liabilities, commitments and obligations incurred in the ordinary course of business;

                    (c) Any sale, assignment, transfer or other disposition of any material tangible or intangible asset of the Company, except in the ordinary course of business;

                    (d)  Any extraordinary transaction; and

                    (e) Any material agreement that the Company would be required to file with the SEC.


         4. Representations, Warranties and Covenants of the Purchasers

         Each Purchaser hereby severally represents and warrants to the Company, effective as of the Closing Date, as follows:

         4.1 Authorization. Purchaser represents and warrants to the Company that: (i) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the shares of Common Stock to be purchased by it and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except
(a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and
(b) as limited by equitable principles generally.

         4.2 Investor Qualifications; Investment Experience. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act, and Purchaser is a "qualified institutional buyer" as defined in Rule 144A(a)(1) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the shares of Common Stock. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the shares of Common Stock.

         4.3 Investment Intent. Purchaser is purchasing the shares of Common Stock in the ordinary course of its business for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. No arrangement or understanding exists between the Purchaser and any other person regarding the resale, distribution or fractionalization of the shares of Common Stock, in whole or in part, within the meaning of the Securities Act. Purchaser understands that its acquisition of the shares of Common Stock has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser has completed or caused to be completed and delivered to the Company, the Purchaser Questionnaire attached hereto as Exhibit A. Purchaser has, in connection with its decision to purchase the number of shares of Common Stock set forth in Schedule I hereto, relied solely upon the documents attached as appendices thereto and the representations and warranties of the Company contained herein. Purchaser's decision to purchase such shares of Common Stock was not based upon the Company's Registration Statement on Form S-1 as filed by the Company with the SEC on June 14, 1996 (the "Registration Statement"). Purchaser has not received or otherwise acquired a copy of the Registration Statement and, in any case, has not relied upon the Registration Statement in connection with its decision to purchase shares of Common Stock hereunder. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any

                                       3.

offers to buy, purchase or otherwise acquire or take a pledge of) any of the shares of Common Stock except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

         4.4 Registration or Exemption Requirements. Purchaser further acknowledges and understands that the shares of Common Stock may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the shares of Common Stock will be imprinted with a legend that prohibits the transfer of the shares of Common Stock unless (i) they are registered or such registration is not required, and
(ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

         4.5 No Legal, Tax or Investment Advice. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the shares of Common Stock constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the shares of Common Stock.


                    5. Conditions to Purchasers' Obligations

         Each Purchaser's obligation to purchase the shares of Common Stock at the Closing shall be subject to the fulfillment or waiver as of the Closing Date of each of the following conditions:

         5.1 Representations and Warranties. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. Purchasers shall have received a certificate to such effect, dated the Closing Date and executed by the Chief Executive Officer of the Company.

         5.2 Legal Opinion. The Purchasers shall have received a legal opinion of Brobeck, Phleger & Harrison, counsel to the Company, regarding the matters referred to in Sections 3.1, 3.2 and 3.3, and otherwise reasonably acceptable to the Purchasers.


                     6. Conditions to Company's Obligations

         The Company's obligation to issue and sell the shares of Common Stock at the Closing shall be subject to the fulfillment or waiver as of the Closing Date of each of the following conditions:

         6.1 Representations and Warranties. The representations made by the Purchasers in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

         6.2 Payment of Purchase Price. Each Purchaser shall have delivered to the Company payment of the aggregate Purchase Price of the shares of Common Stock to be purchased by each such Purchaser, in the amounts as set forth on Schedule I hereto opposite.


                                       4.

         6.3 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

         6.4 Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the shares of Common Stock.


                     7. Affirmative Covenants of the Company

         The Company hereby covenants and agrees as follows:

         7.1 Financial Information. The Company will mail the following reports to each Purchaser until such Purchaser transfers, assigns or sells the shares of Common Stock purchased by such Purchaser pursuant to this Agreement:

                    (a) Within one hundred twenty (120) days after the end of each fiscal year, a copy of its Annual Report on Form 10-K.

                    (b) Within sixty (60) days after the end of the first, second and third quarterly accounting periods of each fiscal year of the Company, a copy of its Quarterly Report on Form 10-Q.

                    (c) Within ten (10) days after the Company files any Current Report on Form 8-K with the SEC, such Current Report on Form 8-K.

         7.2 Registration. The Company shall file with the SEC a registration statement on Form S-3 covering all of the shares of Common Stock issued and sold to the Purchasers pursuant hereto and shall use its best efforts to cause such registration statement to become effective prior to May 15, 1997. The Company agrees to keep such registration statement in effect until the earlier of (i) such date as all of the shares of Common Stock covered by the registration statement have been resold or (ii) such time as all of the shares of Common Stock purchased hereunder by each Purchaser can be sold within a 90-day period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 thereunder. Notwithstanding anything else in this Section 7.2, the Company shall have the right, for a period not to exceed thirty (30) days in duration and upon written notice to each of the Purchasers, to prohibit the sale of the shares of Common Stock issued and sold to the Purchasers hereunder pursuant to a registration statement effected under this
Section 7.2, in the event that the Company's Board of Directors, pursuant to advice of counsel, deems it necessary, in light of a pending or potential corporate event which has resulted in material nonpublic information not yet having been disseminated by the Company or otherwise included in such registration statement, to prohibit such sales until such information can be made public or included in such registration statement. The Company shall within such thirty (30) days add any necessary disclosure to the registration statement and notify the Purchasers that they are no longer prohibited from selling shares of Common Stock under such registration statement.



                                       5.

               8. Restrictions on Transferability of Common Stock;
                         Compliance with Securities Act

         8.1 Restrictions on Transferability. The shares of Common Stock purchased hereunder shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Common Stock in order to enforce the foregoing restrictions.


                                9. Miscellaneous

         9.1 Waivers and Amendments. The terms of this Agreement may be waived or amended with the written consent of the Company and each Purchaser.

         9.2 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California without any regard to conflicts of laws principles.

         9.3 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

         9.4 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Notwithstanding the foregoing, no Purchaser shall assign this Agreement without the prior written consent of the Company.

         9.5 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

         9.6 Notices, etc. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchasers, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on Schedule I, or at such other address as the Company or the Purchasers shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

         9.7 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         9.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.




                                       6.

         9.9 Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         9.10 Termination. In the event that the Closing shall not have occurred on or before thirty (30) days from the date hereof, this Agreement shall terminate at the close of business on such date.

         9.11 Expenses. The Company and each such Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including fees and expenses of legal counsel.

         9.12 Effectiveness of Agreement. The Company's agreement to sell the shares of Common Stock to the Purchasers pursuant to the terms of this Agreement will only be effective upon acceptance of this Agreement by the Company as evidenced by the Company's execution of this Agreement.


                                       7.

         IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.


                                   COMPANY:

                                   PHARMACYCLICS, INC.


                                   By:       /s/ Richard A. Miller
                                          --------------------------------------

                                   Title:   Pres & CEO
                                          --------------------------------------


                                   PURCHASERS:

                                   CAPITAL RESEARCH AND
                                   MANAGEMENT COMPANY on
                                   behalf of SMALLCAP World
                                   Fund, Inc.


                                   /s/ C.M. Ward
                                   ---------------------------------------------
                                   Authorized Signature of Purchaser

                                   Catherine M. Ward, Senior Vice President
                                   ---------------------------------------------
                                   Title






                                       8.

                                                                      Schedule I
                             SCHEDULE OF PURCHASERS

                                                   Number of           Purchase
           Purchaser                                 Shares              Price


Capital Research and Management Company              580,000          $8,120,000

                                    EXHIBIT A

    INSTRUCTION SHEET FOR PURCHASER, PURCHASER QUESTIONNAIRE AND CERTIFICATES
                                  FOR PURCHASER

                      INSTRUCTION SHEET FOR PURCHASER                Exhibit A-1

                   (to be read in conjunction with the entire
                        Common Stock Purchase Agreement)

A.       Complete the following items in the Common Stock Purchase Agreement:

         1. Provide the information regarding the Purchaser requested on the signature page. The Agreement must be executed by an individual authorized to bind the Purchaser.

         2.       Exhibit A-2 - Stock Certificate Questionnaire:

                  Provide the information requested by the Stock Certificate Questionnaire;

         3.       Exhibit A-3 and A-4 - Certificate for Purchaser:

                  Provide the information requested by the Certificate for Individual Purchasers or the Certificate for Corporate, Partnership, Trust, Foundation and Joint Purchasers, as applicable.

         4. Return the signed Purchase Agreement including the properly completed Exhibit B to:

                                    Kenneth A. Rosenblum, Esq.
                                    Brobeck, Phleger & Harrison LLP
                                    Two Embarcadero Place
                                    2200 Geng Road
                                    Palo Alto, CA  94303

B. Instructions regarding the transfer of funds for the purchase of shares of Common Stock will be telecopied to the Purchaser at a later date.

                                                                     Exhibit A-2
                               PHARMACYCLICS, INC.

                         STOCK CERTIFICATE QUESTIONNAIRE

         Pursuant to Section 4.3 of the Agreement, please provide us with the following information:

1.       The exact name that the shares of Common
         Stock are to be registered in (this is the name that will appear on the stock certificate(s)).
         You may use a nominee name if appropriate:


                                             -----------------------------------






2. The relationship between the Purchaser of the shares of Common Stock and the Registered
         Holder listed in response to item 1 above:


                                             -----------------------------------


3. The mailing address of the Registered Holder listed in response to item 1 above:


                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------


4.       The Tax Identification Number of the
         Registered Holder listed in response to item 1 above:

                                             -----------------------------------

                                                                     Exhibit A-3

                               PHARMACYCLICS, INC.

                      CERTIFICATE FOR INDIVIDUAL PURCHASERS


                  If the investor is an individual Purchaser (or married couple) the Purchaser must complete, date and sign this Certificate.

                                   CERTIFICATE

                  I certify that the representations and responses below are true and accurate:

         In order for the Company to offer and sell the shares of Common Stock in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

                  ___      (1)      A natural person whose net worth, either
individually or jointly with such person's spouse exceeds $1,000,000;

                  ___      (2)      A natural person who had an individual
income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in 1994 and 1995, and reasonably expects to have income reaching the same level in 1996;

                  ___      (3)      An executive officer or director of the
Company.




Dated:
      ---------------------         -----------------------------
                                    Name(s) of Purchaser

                                    -----------------------------
                                    Signature

                                    -----------------------------
                                    Signature

                                                                     Exhibit A-4

                               PHARMACYCLICS, INC.

                     CERTIFICATE FOR CORPORATE, PARTNERSHIP,
                     TRUST, FOUNDATION AND JOINT PURCHASERS


                  If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

                                   CERTIFICATE

                  The undersigned certifies that the representations and responses below are true and accurate:


                  (a) The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Common Stock Purchase Agreement on behalf of the Purchaser and to take other actions with respect thereto.

                  (b)      Indicate the form of entity of the undersigned:

                           ___      Limited Partnership

                           ___      General Partnership

                           ___      Corporation

                           ___ Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):
                                                                 ---------------
                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------
                                    -------------------------------------------.
                          (Continue on a separate piece of paper, if necessary.)

                           ___ Other Type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):
                                                                         -------
                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------
                                    -------------------------------------------.
                          (Continue on a separate piece of paper, if necessary.)

                           ___      Other form of organization (indicate form
                                    of organization (
                                                      --------------------------
                                                                           )
                                    --------------------------------------- .

                  (c) Indicate the approximate date the undersigned entity was formed:

                  (d) In order for the Company to offer and sell the shares of Common Stock in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

                  ___      1.       A bank as defined in Section 3(a)(2) of the
                  Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

                  ___      2.       A broker or dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934;

                  ___      3.       An insurance company as defined in
                  Section 2(13) of the securities Act;

                  ___      4.       An investment company registered under the
                  Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

                  ___      5.       A Small Business Investment Company licensed
                  by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

                  ___      6.       A plan established and maintained by a
                  state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

                  ___      7.       An employee benefit plan within the meaning
                  of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
                  Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                   ___     8.       A private business development company as
                  defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                  ___      9.       An organization described in
                  Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

                  ___     10.       A trust, with total assets in excess of
                  $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;



                                       2.

                  ___ 11.           An entity in which all of the equity owners
                  qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:
                                                         -----------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------
                  -------------------------------------------------------------.
                  (Continue on a separate piece of paper, if necessary.)


Dated:   _______________________, 19___


----------------------------------------------
Name of investor



----------------------------------------------
Signature and title of authorized
officer, partner or trustee


                                       3.